UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 28, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On April 28, 2017, Digital Power Corporation, a California corporation (the “Company”), entered into a Share Exchange Agreement (the “Agreement”) with Microphase Corporation, a Delaware corporation (“MPC”); Microphase Holding Company LLC, a limited liability company organized under the laws of Connecticut (“MHC”), Ergul Family Limited Partnership, a partnership organized under the laws of Connecticut (“EFLP”) RCKJ Trust, a trust organized under the laws of New Jersey (“RCKJ” and with MHC and EFLP, the “Significant Stockholders”) and those additional persons who have executed the Agreement under the heading “Minority Stockholders” (collectively, the “Minority Stockholders” and with the Significant Stockholders, the “Stockholders.”).  Upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire 1,603,434 shares (the “Subject Shares”) of the issued and outstanding common stock of MPC (the “MPC Common Stock”), including such shares presently underlying the issued and outstanding preferred stock of MPC (the “MPC Preferred Stock” and with the MPC Common Stock, the “MPC Shares”) from the Stockholders in exchange (the “Exchange”) for the issuance by the Company of: (i) the Stockholders’ pro rata portion of an aggregate of 2,600,000 shares of common stock, no par value (the “DPW Common Stock”), of the Company, comprised of 1,842,448 shares of DPW Common Stock and 378,776 shares of DPW Series D Preferred Stock (collectively, the “Exchange Shares”), which shares of DPW Series D Preferred Stock are, subject to shareholder approval, convertible into an aggregate of 757,552 shares of DPW Common Stock as further described below and (ii) the Stockholders’ pro rata portion of warrants (the “Exchange Warrants”) to purchase an aggregate of 1,000,000 shares of DPW Common Stock (the “Warrant Shares”). The Exchange Shares and the Exchange Warrants are at times collectively referred to herein as the “Exchange Securities.” Upon the closing of the Agreement (the “Closing”), the Subject Shares shall at that time constitute approximately 58% of the issued and outstanding MPC Shares, or 50.2% on a fully diluted basis.

The Closing is subject to a number of closing conditions, including, among other things: (i) absence of litigation that seeks to prohibit the Exchange and certain other matters; (ii) the accuracy of the representations and warranties, subject to customary materiality qualifiers; (iii) the performance by the parties of certain covenants and agreements in all material respects; and (iv) the absence of a Material Adverse Effect (as defined in the Agreement). The Agreement does not contain a financing condition.

At the Closing, subject to the terms and conditions of the Agreement, the Stockholders shall deliver a promissory note on behalf of MPC in the principal face amount of $220,000 to the Company (the “MPC Note”). The Company shall deliver a promissory note to be issued by MPC (the “Creditor Note”) in the principal face amount of $450,000 to an unsecured creditor of MPC (the “Creditor”).

Each of the Company, MPC and the Stockholders have made customary representations and warranties in the Agreement and have covenanted, among other things, that, subject to certain customary exceptions: (i) the Stockholders shall take such steps within his or its powers to procure that MPC will conduct its business in the ordinary course of business consistent with past practice during the interim period between the execution of the Agreement and the Closing; (ii) prior to the Closing, the Company shall cause to be filed with the Secretary of State of the State of California, the Certificates of Determination of the MPC Preferred Stock; (iii) upon Closing, subject to certain conditions, MPC shall take all actions as are necessary to enable the five (5) designees of the Company to be elected or designated to its board of directors; and (iv) MPC shall have provided the Company with its audited financial statements and all other information about MPC necessary for the Company to prepare and file a Current Report on Form 8-K to be filed in connection with the Closing that complies with the rules and regulations of the Securities and Exchange Commission (the “Commission”).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is annexed hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company, MPC or the Stockholders.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

Common Stock Purchase Warrant

At the Closing, subject to the terms and conditions of the Agreement, the Company shall execute and deliver to the Stockholders the Exchange Warrants to purchase an aggregate of 1,000,000 Warrant Shares. Commencing at Closing and for a period of three (3) years thereafter, the Exchange Warrants may be exercised at $1.25 per share or by means of a “cashless exercise,” subject to limitations and adjustments set forth in such warrants. A holder of the Exchange Warrants shall not be entitled to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise thereof.

Notes

At the Closing, subject to the terms and conditions of the Agreement, the Stockholders shall, on behalf of MPC, deliver the MPC Note to the Company, which shall be in the principal face amount of $220,000. The MPC Note bears interest at 12% per annum with interest payable in full in lawful money of the United States of America by certified bank check or wire transfer upon maturity. MPC may prepay any portion of the principal amount of the MPC Note upon receiving the prior written consent of the Company. Pursuant to the MPC Note, MPC shall irrevocably appoint the Company as its attorney-in-fact, with full authority in the name, place and stead of MPC, from time to time in the Company’s discretion upon the occurrence and during the continuance of an Event of Default (as defined in the MPC Note) to take any action and to execute any document which the Company may deem necessary or advisable to accomplish the purposes of the MPC Note.

At the Closing, subject to the terms and conditions of the Agreement, the Company shall deliver the Creditor Note to the Creditor, in the principal face amount of $450,000.00. The Creditor Note bears interest at 8% per annum with interest payable in full in lawful money of the United States of America by certified bank check or wire transfer upon maturity. MPC may prepay any portion of the principal amount of the MPC Note upon receiving the prior written consent of the Company.

Certificates of Determination of Series D Convertible Preferred Stock and Series E Convertible Preferred Stock

At the Closing, the Company will issue and deliver to the Stockholders 378,776 shares designated as Series D Convertible Preferred Stock (the “Series D Preferred Stock”), no par value per share, none of which has been previously issued. In the event the Company shall liquidate, dissolve or wind up, the holders of Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series D Preferred Stock, an amount per share in cash or equivalent value in securities or other consideration equal to its Stated Value of $0.01 per share. The holders of Series D Preferred Stock shall not be entitled to receive dividends and shall have no voting rights except as otherwise required by law. Upon the shareholders of DPW Common Stock approving the conversion of the Series D Preferred Stock into shares of DPW Common Stock in connection with the acquisition of MPC Common Stock and for purposes of compliance with Rule 713 of the NYSE MKT, then each share of Series D Preferred Stock shall automatically be converted into two shares of DPW Common Stock, for an aggregate of 757,552 shares of DPW Common Stock. The Series D Preferred Stock shall contain the respective rights, privileges and designations as are set forth in the Form of Certificate of Determination for such Series D Preferred Stock, annexed hereto as Exhibit 3.1.

At the Closing, the Company will issue and deliver to the Creditor, 10,000 shares designated as Series E Convertible Preferred Stock (the “Series E Preferred Stock”), no par value per share, none of which has been previously issued. Each share of Series E Preferred Stock shall have a stated value equal to forty-five dollars ($45.00) per share and be deemed Series E Parity Stock. In the event the Company shall liquidate, dissolve or wind up, the holders of Series E Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the DPW Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series E Preferred Stock an amount per share in cash or equivalent value in securities or other consideration equal to $0.01 per share. The holders of Series E Preferred Stock shall not be entitled to receive dividends and shall have no voting rights except as otherwise required by law. Subject to the shareholders of DPW Common Stock of the Company approving the conversion of the Series E Preferred Stock into shares of Common Stock in connection with the acquisition of MPC Common Stock and for purposes of compliance with Rule 713 of the NYSE MKT, then each share of Series E Preferred Stock may be converted into sixty (60) shares of DPW Common Stock, for an aggregate of 600,000 shares of DPW Common Stock. The Series E Preferred Stock shall contain the respective rights, privileges and designations as are set forth in the Form of Certificate of Determination for such Series E Preferred Stock, annexed hereto as Exhibit 3.2.

The foregoing does not purport to be a complete description of the Series D Preferred Stock or the Series E Preferred Stock, each of which is qualified in its entirety by reference to the full text of the Series D Convertible Preferred Stock Certificate of Determination and the Series E Convertible Preferred Stock Certificate of Determination, which the Company has filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively.

The Company intends to hold a shareholder meeting to seek, among other proposals, the approval of the conversion of the Series D Preferred Stock and Series E Preferred Stock into shares of DPW Common Stock in accordance with the Certificate of Determination for the DPW Series D Preferred Stock and Series E Preferred Stock.

Where You Can Find Additional Information

The Company will file with the Commission a Current Report on Form 8-K (the “Closing 8-K”) in connection with the Closing.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE CLOSING 8-K AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company and MPC.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the securities described above was completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Such offers and sales were made solely to “accredited investors” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the Seller regarding the Company or the securities to be issued in the Exchange. The securities to be issued in the Exchange have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

2.1

Share Exchange Agreement by and among Digital Power Corporation, Microphase Corporation, Microphase Holding Company, RCKJ Trust, Ergul Family Limited Partnership, To Hong Yam and Eagle Advisers, LLC, dated as of April 28, 2017.

3.1	Form of Series D Certificate of Determination.
3.2	Form of Series E Certificate of Determination.
99.1	Press Release issued by the registrant on May 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL POWER CORPORATION

Date: May 3, 2017	By:	/s/ Amos Kohn
Amos Kohn
Chief Executive Officer